CONSOLIDATED BALANCE SHEET (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2020	Jun. 30, 2019
ASSETS
Investment securities available-for-sale, amortized cost	$ 148,271	$ 132,673
Investment securities held-to-maturity, fair value	3,622	4,080
Mortgage-backed securities held-to-maturity, fair value	96,649	108,708
Net loans receivable, allowance for loan losses	$ 618	$ 548
STOCKHOLDERS' EQUITY
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, no par value per share	$ 0.00	$ 0.00
Preferred stock, shares outstanding	0	0
Common stock, shares authorized	10,000,000	10,000,000
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, shares issued	3,805,636	3,805,636
Treasury stock, shares at cost	1,898,932	1,862,520